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                      AMENDMENT TO STOCK OPTION AGREEMENTS

     This Amendment to Stock Option Agreements ("Amendment") is made and entered into as of the 15/th/ day of August, 2002, by and between FEDERAL REALTY INVESTMENT TRUST, a Maryland real estate investment trust ("Trust"), and Dawn M. Becker ("Executive").

     WHEREAS, Executive and the Trust have entered into the following stock option agreements:

     Combined Incentive and Non-Qualified Stock Option Agreement for Employees dated April 17, 1998, setting forth the terms of the award of 7,500 options at the exercise price of $25.1875, expiring January 26, 2008;

     Combined Incentive and Non-Qualified Stock Option Agreement for Employees dated February 22, 1999, setting forth the terms of the award of 10,000 options at the exercise price of $21.0625, expiring February 22, 2009; and

     Combined Incentive and Non-Qualified Stock Option Agreement for Employees dated July 27, 2000, setting forth the terms of the award of 20,000 options at the exercise price of $20.9375, expiring July 27, 2010;

(collectively referred to hereinafter as the "Stock Option Agreements"); and

     WHEREAS, Executive is now an executive officer of the Trust, and Executive and the Trust wish to amend the Stock Option Agreements;

     NOW THEREFORE, in consideration of the foregoing, of the mutual promises herein contained and of other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

     1.   The Stock Option Agreements are hereby amended as follows:

          1.1 In Section 4, subparagraph (a)(i) is amended by deleting the phrase "within three months" and replacing it with the phrase "within one year."

          1.2 Section 5 is hereby amended by deleting all references therein to payment of the option exercise price in the form of a promissory note.

     2. Capitalized terms used in this Amendment, unless otherwise defined herein, have the respective meanings given to such terms in the Stock Option Agreements.

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     3.   Except as specifically modified hereby, the Stock Option Agreements remain in full force and effect, and the Trust and Executive hereby ratify and reaffirm each and all of the terms and provisions of the Stock Option Agreements as modified hereby.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment to be effective as of the day and year indicated above.

                                            FEDERAL REALTY INVESTMENT TRUST

                                            By:_________________________________
                                            Name:
                                            Title:

WITNESS:                                    EXECUTIVE

____________________________________        ____________________________________
                                            Dawn M. Becker